UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 24, 2019
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East, Ruston, Louisiana		71270
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (318) 255-2222
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.02	Results of Operations and Financial Condition
On July 24, 2019, Origin Bancorp, Inc. (the "Registrant") issued a press release announcing its second quarter 2019 results of operations. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.
On Thursday, July 25, 2019, at 8:00 a.m. Central Time, the Registrant will host an investor conference call and webcast to review its second quarter 2019 financial results. The webcast will include presentation materials which consist of information regarding the Registrant's operating and growth strategies and financial performance. The presentation materials will be posted on the Registrant's website on July 24, 2019. The presentation materials are attached hereto as Exhibit 99.2, which is incorporated herein by reference.
As provided in General Instructions B.2 to Form 8-K, the information furnished in Item 2.02, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	Other Events

Quarterly Cash Dividend
On July 24, 2019, the Registrant issued a press release announcing that the Board of Directors of the Registrant declared a quarterly cash dividend of $0.0925 per share of common stock. The cash dividend will be paid on August 30, 2019, to stockholders of record as of the close of business on August 16, 2019. The press release is attached to this report as Exhibit 99.3, which is incorporated herein by reference.
Initiation of Stock Buyback Program
The Board of Directors of the Registrant authorized a stock buyback program pursuant to which the Registrant may, from time to time, purchase up to $40 million of its outstanding common stock. The shares may be repurchased in the open market or in privately negotiated transactions from time to time, depending upon market conditions and other factors, and in accordance with applicable regulations of the Securities and Exchange Commission. The stock buyback program is intended to expire in three years but may be terminated or amended by the Board of Directors at any time. The stock buyback program does not obligate the Registrant to purchase any shares at any time.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits.
Exhibit 99.1	Press release, dated July 24, 2019, announcing second quarter 2019 earnings
Exhibit 99.2	Presentation materials
Exhibit 99.3	Press release, dated July 24, 2019, announcing quarterly dividend

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 2019	ORIGIN BANCORP, INC.

By: /s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer